Profit per share	12 Months Ended
Dec. 31, 2014
Earnings Per Share [Abstract]
Profit per share
Profit per share

Computations of profit per share:
(Dollars in millions except per share data)	2014	2013	2012
Profit for the period (A) [1]	$3,695	$3,789	$5,681
Determination of shares (in millions):
Weighted average number of common shares outstanding (B)	617.2	645.2	652.6
Shares issuable on exercise of stock awards, net of shares assumed to be purchased out of proceeds at average market price	11.7	13.4	17.0
Average common shares outstanding for fully diluted computation (C) [2]	628.9	658.6	669.6
Profit per share of common stock:
Assuming no dilution (A/B)	$5.99	$5.87	$8.71
Assuming full dilution (A/C) [2]	$5.88	$5.75	$8.48
Shares outstanding as of December 31 (in millions)	606.2	637.8	655.0

[1]	Profit attributable to common stockholders.

[2]	Diluted by assumed exercise of stock-based compensation awards using the treasury stock method.

SARs and stock options to purchase 10,266,682, 10,152,448 and 6,066,777 common shares were outstanding in 2014, 2013 and 2012, respectively, which were not included in the computation of diluted earnings per share because the effect would have been antidilutive.

In February 2007, the Board of Directors authorized the repurchase of $7.5 billion of Caterpillar common stock (the 2007 Authorization), and in December 2011, the 2007 Authorization was extended through December 2015. In April 2013, we entered into a definitive agreement with Citibank, N.A. to purchase shares of our common stock under an accelerated stock repurchase transaction (April 2013 ASR Agreement), which was completed in June 2013. In accordance with the terms of the April 2013 ASR Agreement, a total of 11.5 million shares of our common stock were repurchased at an aggregate cost to Caterpillar of $1.0 billion.

In July 2013, we entered into a definitive agreement with Société Générale to purchase shares of our common stock under an accelerated stock repurchase transaction (July 2013 ASR Agreement), which was completed in September 2013. In accordance with the terms of the July 2013 ASR Agreement, a total of 11.9 million shares of our common stock were repurchased at an aggregate cost to Caterpillar of $1.0 billion.

In January 2014, we completed the 2007 Authorization and entered into a definitive agreement with Citibank, N.A. to purchase shares of our common stock under an accelerated stock repurchase transaction (January 2014 ASR Agreement), which was completed in March 2014. In accordance with the terms of the January 2014 ASR Agreement, a total of approximately 18.1 million shares of our common stock were repurchased at an aggregate cost to Caterpillar of approximately $1.7 billion.

In January 2014, the Board approved a new authorization to repurchase up to $10.0 billion of Caterpillar common stock, which will expire on December 31, 2018. In July 2014, we entered into definitive agreements with Société Générale to purchase shares of our common stock under accelerated stock repurchase transactions (July 2014 ASR Agreements) which were completed in September 2014. In accordance with the terms of the July 2014 ASR Agreements, a total of approximately 23.7 million shares of our common stock were repurchased at an aggregate cost to Caterpillar of $2.5 billion. Through the end of 2014, $2.5 billion of the $10.0 billion authorization was spent.